Securities and Exchange Commission
                        Washington, D.C. 20549
                              Form 8-K



            Current Report Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): September 10, 1998





          MARRIOTT DIVERSIFIED AMERICAN HOTELS, L.P.
       Exact name of registrant as specified in its charter)

    Delaware                       0-24463                  52-1646207
(State or other               (Commission File Number)   (I.R.S.Employer
jurisdiction of                                          Identification No.)
incorporation or organization)

   10400 Fernwood Road, Bethesda, MD                          20817
(Address of principal executive office)                    (Zip Code)


   Registrant's telephone number, including area code: 301-380-2070















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ITEM 5.   OTHER EVENTS

     Marriott Diversified American Hotels, L.P. (the"Partnership") is one of eight limited partnerships which is included in a proposed acquisition by merger into subsidiaries of Host Marriott, L.P., as described in the preliminary Prospectus/Consent Solicitation Statement as filed with the Securities and Exchange Commission on Form S-4 (SEC File No. 333-55807) on June 2, 1998, as amended. On September 10, 1998, the General Partner sent to the Limited Partners of the Partnership a letter to inform them that September 18, 1998 will be the record date for voting in the forthcoming consent solicitation. Those limited partners whose ownership is reflected on the records of the General Partner as of September 18, 1998 will be eligible to vote on the merger and proposed amendments to the partnership agreement of the Partnership. Such letter is being filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)     Exhibits

            99.1 Letter from the General Partner to the Limited Partners of the Partnership, dated September 10, 1998.



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                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      MARRIOTT DIVERSIFIED AMERICAN
                                      HOTELS, L.P.

                                      By:    MARRIOTT MDAH ONE CORPORATION
                                             General Partner



September 16, 1998                    By:    /s/ Earla L. Stowe
                                             Name:    Earla L. Stowe
                                             Title:   Vice President and
                                                      Chief Accounting Officer


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                                  EXHIBIT INDEX

Exhibit No.:                         Description:
99.1                                 Letter  from the  General  Partner  to the
                                     Limited  Partners  of the Partnership,
                                     dated September 10, 1998